EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To AMREP Corporation:


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into AMREP Corporation's previously filed Registration Statements on Form S-8 Nos. 33-67114, 33-67116 and 333-17695.


                                                     /s/  ARTHUR ANDERSEN LLP



Albuquerque, New Mexico
August 13, 2001